Fees Summary	Apr. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,000,000
Previously Paid Amount	(0)
Total Fee Amount	4,143.00
Total Offset Amount	(0)
Net Fee	$ 4,143.00